Revenue	12 Months Ended
Dec. 31, 2022
Revenue [abstract]
Revenue	REVENUE
Revenue from contracts with customers during the years ended December 31, 2022 and 2021 disaggregated by metal were as follows:

	2022	2021
Gold	$949,151	$1,079,321
Silver	3,045	2,965
Total revenue	$952,196	$1,082,286
(a)Gold offtake arrangement
As part of the Leagold Acquisition, the Company assumed offtake arrangements that provide for gold offtake of 50% of the gold production from Los Filos and 35% of the gold production from the Fazenda, RDM, Pilar and Santa Luz mines at market prices, until a cumulative delivery of 1.1 million ounces and 0.7 million ounces, respectively, has been achieved. At December 31, 2022, the Company had delivered a total of 0.3 million ounces and 0.2 million ounces, respectively, under the terms of the offtake arrangements.
(b)Silver streaming arrangement
As part of the Leagold Acquisition, the Company assumed a silver streaming agreement under which the Company must sell a minimum of 5.0 million payable silver ounces produced by Los Filos from August 5, 2010 to the earlier of the termination of the agreement and October 15, 2029 at the lesser of $3.90 per ounce and the prevailing market price, subject to an inflationary adjustment. The contract price is revised each year on the anniversary date of the contract and was $4.60 per ounce at December 31, 2022. At December 31, 2022, a total of 2.1 million ounces had been delivered under the terms of the streaming agreement. As the Company’s obligation under the silver stream agreement will be satisfied through the delivery of silver ounces produced by Los Filos, it was determined that the contract was entered into and continues to be held for the purpose of the delivery of a non-financial item in accordance with the Company’s expected sale or usage requirements, and accordingly is not accounted for as a financial instrument.